Income Taxes	12 Months Ended
Dec. 31, 2012
Income Taxes [Abstract]
Income Taxes
(12) Income Taxes

The Company's effective income tax provision differs from the amount calculated using the statutory U.S. federal income tax rate, principally due to the following:

(in millions)
	Year Ended December 31,
	2012		2011		2010
	Amount	Percentage of Income Before Income Taxes	Amount	Percentage of Income Before Income Taxes	Amount	Percentage of Income Before Income Taxes
Statutory U.S. federal income tax	$80.2	35.0%	$114.9	35.0%	$80.8	35.0%
State income taxes, net of federal benefit	4.5	2.0	7.9	2.4	5.3	2.3
Foreign repatriation, net of foreign tax credits	48.1	21.0	—	—	—	—
Foreign tax differential	(9.7)	(4.2)	(9.4)	(2.9)	(8.6)	(3.7)
Change in valuation allowances	(2.8)	(1.2)	(5.9)	(1.8)	(1.0)	(0.4)
Uncertain tax positions	2.6	1.1	4.1	1.2	(0.6)	(0.3)
Subpart F income	4.1	1.8	3.2	1.0	2.9	1.3
Manufacturing deduction	(3.8)	(1.7)	(5.0)	(1.5)	(4.0)	(1.7)
Permanent and other	(0.8)	(0.4)	(1.0)	(0.3)	(1.1)	(0.6)

Effective income tax provision	$122.4	53.4%	$108.8	33.1%	$73.7	31.9%

Subpart F income represents interest and royalties earned by a foreign subsidiary as well as sales made by certain foreign subsidiaries outside of their country of incorporation. Under the Code, such income is taxable to Tempur-Pedic International as if earned directly by Tempur-Pedic International.

At July 1, 2012, the Company had $352.7 million of undistributed earnings from non-U.S. operations on which no provision for U.S. federal and/or state income tax and foreign withholdings had been provided because Tempur-Pedic International intended to reinvest such earnings indefinitely outside of the United States. Subsequent to July 1, 2012, the Company changed the classification of those earnings to reflect a change in management's strategic objectives that could require the repatriation of foreign earnings. As a result of this change, the Company recognized $48.1 million of additional income tax expense during the year ended December 31, 2012 to record the applicable U.S. deferred income tax liability. As of December 31, 2012, the Company no longer has any undistributed earnings of foreign subsidiaries that are classified as permanently reinvested. The Company expects to repatriate non-U.S. cash holdings upon the closing of the proposed Sealy acquisition.

The following sets forth the amount of income before income taxes attributable to each of the Company's operating segments for the years ended December 31, 2012, 2011 and 2010:

(in millions)
	Year Ended December 31,
	2012	2011	2010
Income before income taxes:
North America	$126.2	$224.6	$137.7
International	103.0	103.8	93.2

Consolidated	$229.2	$328.4	$230.9

U.S. GAAP prescribes a recognition threshold and measurement attribute for the accounting and financial statement disclosure of tax positions taken or expected to be taken in a tax return. The evaluation of a tax position is a two-step process. The first step requires the Company to determine whether it is more likely than not that a tax position will be sustained upon examination based on the technical merits of the position. The second step requires the Company to recognize in the financial statements each tax position that meets the more likely than not criteria, measured at the largest amount of benefit that has a greater than 50.0% likelihood of being realized.  A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

(in millions)
Balance as of December 31, 2010	$8.9

Additions based on tax positions related to 2011	1.9
Additions for tax positions of prior years	2.6
Settlements of uncertain tax positions with tax authorities	(0.1)

Balance as of December 31, 2011	$13.3

Additions based on tax positions related to 2012	1.1
Settlements of uncertain tax positions with tax authorities	(1.5)

Balance as of December 31, 2012	$12.9

The entire amount of unrecognized tax benefits would impact the effective tax rate if recognized. Interest and penalties related to unrecognized tax benefits are recorded in income tax expense. During the years ended December 31, 2012, 2011 and 2010, the Company recognized approximately $3.0 million, $(0.3) million, and $0.8 million in interest and penalties, respectively, in income tax expense.  The Company had approximately $5.8 million and $2.8 million of accrued interest and penalties at December 31, 2012 and 2011, respectively.

During the fourth quarter of 2007, the Company received an income tax assessment from the Danish Tax Authority ("SKAT") with respect to the 2001, 2002 and 2003 tax years, an assessment with respect to the 2004 tax year during the third quarter of 2010, and an assessment with respect to the 2005 tax year during the second quarter of 2011, relating to the royalty paid by one of Tempur-Pedic International's U.S. subsidiaries to a Danish subsidiary. In addition, during the second quarter of 2012, the Company received an income tax assessment with respect to the 2006 tax year of approximately $28.5 million. The position taken by SKAT could apply to subsequent years. The cumulative total tax assessment for all years is approximately $146.2 million including interest and penalties. The Company filed timely protests with the Danish National Tax Tribunal challenging the tax assessments. The National Tax Tribunal formally agreed to place the Danish tax litigation on hold pending the outcome of a Bilateral Advance Pricing Agreement ("Bilateral APA") between the United States and SKAT. A Bilateral APA involves an agreement between the Internal Revenue Service ("IRS") and the taxpayer, as well as a negotiated agreement with one or more foreign competent authorities under applicable income tax treaties. During the third quarter of 2008, the Company filed the Bilateral APA with the IRS and SKAT. U.S. and Danish competent authorities have met to discuss the Company's Bilateral APA, and additional meetings are expected. SKAT and the IRS met several times since 2011, most recently in September 2012, to discuss the matter. There were no significant changes in the parties' respective positions during 2012. The parties have agreed to meet again in the spring of 2013 to continue the negotiation process. In the event the discussions and negotiations from that meeting do not yield a satisfactory result for the Company, the next step for the Company to resolve the matter would be to seek resolution of this issue through an administrative proceeding before the Danish National Tax Tribunal (the "Tribunal"). The Tribunal is a branch of SKAT that is independent of the discussions and negotiations that have taken place to date. If the Tribunal does not rule to the satisfaction of one or both parties, the party seeking redress may choose to litigate the issue in the Danish court system. If the company moves from the Bilateral APA process to the Tribunal or a proceeding in the Danish court system, the SKAT could require the Company to post a cash deposit or other security for taxes it has assessed in an amount to be negotiated, up to the full amount of the claim. The Company believes it has meritorious defenses to the proposed adjustments and will oppose the assessments before the Tribunal and in the Danish courts, as necessary. It is reasonably possible the amount of unrecognized tax benefits may change in the next twelve months. An estimate of the amount of such change cannot be made at this time. If the Company is not successful in defending its position to SKAT, the Tribunal or in the Danish courts that the Company owes no additional taxes, the Company could be required to pay significant amounts to SKAT, which could impair or reduce its liquidity and profitability.

The Company or one of its subsidiaries files income tax returns in the U.S. federal jurisdiction, and various states and foreign jurisdictions. The Company was notified of an impending tax examination in the U.S. for the years 2008 and 2009. With few exceptions, the Company is no longer subject to tax examinations by the IRS in the U.S. for periods prior to 2008, U.S. state and local municipalities for periods prior to 2006, and in non-U.S. jurisdictions for periods prior to 2001. Additionally, the Company is currently under examination by various tax authorities around the world. The Company anticipates it is reasonably possible an increase or decrease in the amount of unrecognized tax benefits could be made in the next twelve months as a result of the statute of limitations expiring and/or the examinations being concluded on these returns. However, the Company does not presently anticipate that any increase or decrease in unrecognized tax benefits will be material to the consolidated financial statements.

The Company's foreign net operating losses ("NOLs") were $37.0 million and $36.8 million as of December 31, 2012 and 2011, respectively. These NOLs expire at various dates through 2020. The Company has established a valuation allowance for net operating loss carryforwards and certain other deferred tax assets related to certain foreign operations. Management believes that, based on a number of factors, the available objective evidence creates sufficient uncertainty regarding the realizability of these foreign NOLs and certain other timing differences related to some of its foreign operations. In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion of all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which the temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment. Based upon the level of historical taxable income and projections for future taxable income, management believes it is more likely than not the Company will realize the benefits of the deferred tax assets, other than those related to some of its foreign operations as discussed above. However, there can be no assurance that such assets will be realized if circumstances change. During the years ended December 31, 2012 and 2011, valuation allowances of $2.8 million and $5.9 million, respectively, were reversed in certain foreign jurisdictions as earnings trends over the last few years now make it more likely than not that the deferred tax assets in these jurisdictions will be realized.

The income tax provision includes federal, state, and foreign income taxes currently payable and those deferred or prepaid because of temporary differences between financial statement and tax bases of assets and liabilities. The Company records income taxes under the liability method. Under this method, deferred income taxes are recognized for the estimated future tax effects of differences between the tax bases of assets and liabilities and their financial reporting amounts based on enacted tax laws.

The income tax provision consisted of the following:

(in millions)
	Year Ended December 31,
	2012	2011	2010
Current provision
Federal	$49.9	$76.9	$40.5
State	7.8	12.0	7.1
Foreign	26.3	28.4	21.2

Total current	84.0	117.3	68.8

Deferred provision
Federal	37.1	(1.4)	2.5
State	4.2	(0.2)	0.3
Foreign	(2.9)	(6.9)	2.1

Total deferred	38.4	(8.5)	4.9

Total Income tax provision	$122.4	$108.8	$73.7

The net deferred tax assets and liabilities recognized in the accompanying Consolidated Balance Sheets consisted of the following:

(in millions)
	December 31,
	2012	2011
Deferred tax assets:
Stock-based compensation	$11.7	$11.2
Accrued expenses and other	10.6	7.6
Net operating losses	9.6	9.9
Inventories	3.5	1.8
Intangible assets	2.4	1.1
Property, plant and equipment	1.5	2.7

Total deferred tax assets	39.3	34.3
Valuation allowances	(0.1)	(2.9)

Total net deferred tax assets	39.2	31.4

Deferred tax liabilities:
Foreign repatriation, net of foreign tax credits	(45.4)	---
Intangible assets	(21.8)	(23.0)
Property, plant and equipment	(13.1)	(11.7)
Accrued expenses and other	(3.7)	(6.5)

Total deferred tax liabilities	(84.0)	(41.2)

Net deferred tax liabilities	$(44.8)	$(9.8)